Exhibit 1.1

$300,000,000

PIEDMONT OPERATING PARTNERSHIP, LP, AS ISSUER

PIEDMONT OFFICE REALTY TRUST, INC., AS GUARANTOR

2.750% Senior Notes due 2032

Underwriting Agreement

September 13, 2021

U.S. Bancorp Investments, Inc.

J.P. Morgan Securities LLC

Truist Securities, Inc.

Wells Fargo Securities, LLC

As Representatives of the

several Underwriters listed

in Schedule 1 hereto

c/o U.S. Bancorp Investments, Inc.

214 N. Tryon Street, 26th Floor

Charlotte, North Carolina 28202

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Truist Securities, Inc.

3333 Peachtree Road, NE, 11th Floor

Atlanta, Georgia 30326

Wells Fargo Securities, LLC

550 South Tryon Street

Charlotte, North Carolina 28202

Ladies and Gentlemen:

Piedmont Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), $300,000,000 principal amount of its 2.750% Senior Notes due 2032 (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of March 6, 2014 (the “Base

Indenture”) among the Operating Partnership, Piedmont Office Realty Trust, Inc., a Maryland corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”), as amended by a Supplemental Indenture to be dated as of September 20, 2021 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), and will be guaranteed on a senior unsecured basis by the Company (the “Guarantee”) (the Company, together with the Operating Partnership, the “Transaction Entities”). This agreement by and among the Transaction Entities and the Underwriters shall be referred to as this “Agreement.”

The Transaction Entities hereby confirm their agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:

1. Registration Statement. The Operating Partnership has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-233068), including a prospectus, relating to the Securities. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to 2:04 P.M., the time when sales of the Securities were first made (the “Time of Sale”), the Company and the Operating Partnership had prepared the following information (collectively, the “Time of Sale Information”): a Preliminary Prospectus dated September 13, 2021 and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex C hereto.

2. Purchase of the Securities by the Underwriters.

(a) The Operating Partnership agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Operating Partnership the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to 98.86% of the principal amount thereof plus accrued interest, if any, from September 20, 2021 to the Closing Date (as defined below). The Operating Partnership will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Operating Partnership understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Time of Sale Information. The Operating Partnership acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.

(c) Payment for and delivery of the Securities will be made at the offices of Hogan Lovells US LLP, 555 Thirteenth Street, NW, Washington, DC 20004 at 10:00 A.M., New York City time, on September 20, 2021, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(d) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Operating Partnership to the Representatives against delivery to the nominee of The Depository Trust Company (“DTC”), for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Operating Partnership. The Global Note will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

(e) The Transaction Entities acknowledge and agree that each Underwriter is acting solely in the capacity of an arm’s length commercial contractual counterparty to the Transaction Entities with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and that the purchase and sale of the Securities pursuant to this Underwriting Agreement does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters. Additionally, neither the Representatives nor any other Underwriter is advising the Transaction Entities or any other person as to any legal, tax, investment, accounting, financial or regulatory matters in any jurisdiction. In connection with the offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Transaction Entities or any of their subsidiaries or their stockholders, creditors, employees or any other party. No Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Transaction Entities with respect to the offering of the Securities or the processes leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Transaction Entities or any of their subsidiaries on other matters) and no Underwriter has any obligation to the Transaction

Entities with respect to the offering of Securities except the obligations expressly set forth in this Agreement. The Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Transaction Entities. The Transaction Entities shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and neither the Representatives nor any other Underwriter shall have any responsibility or liability to either of the Transaction Entities with respect thereto. Any review by the Representatives or any Underwriter of the Transaction Entities, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Representatives or such Underwriter and shall not be on behalf of either of the Transaction Entities or any other person.

3. Representations and Warranties of the Transaction Entities. Each of the Transaction Entities jointly and severally represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Transaction Entities make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Transaction Entities in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Transaction Entities make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Transaction Entities in writing by such Underwriter through the Representatives expressly for use in the Preliminary Prospectus, the Time of Sale Information or the Prospectus. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. The Transaction Entities (including their agents and representatives, other than the Underwriters in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Transaction Entities or their agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the Preliminary Prospectus, (iii) the Prospectus, (iv) the

documents listed on Annex C hereto as constituting part of the Time of Sale Information and (v) any electronic road show or other written communications, including the investor presentation made available by the Transaction Entities on each of September 9, 2021 and September 10, 2021, in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Transaction Entities make no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Transaction Entities in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Operating Partnership. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Operating Partnership or related to the offering has been initiated or, to the knowledge of the Transaction Entities, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Operating Partnership makes no representation or warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Operating Partnership in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

(e) Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Financial Statements. The financial statements and the related schedules and notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the U.S. applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information present fairly the information required to be stated therein; the selected financial data and the summary financial information included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the Prospectus and Time of Sale Information and have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable. The interactive data in eXtensible Business Reporting Language (“XBRL”) included or incorporated by reference in each of the Registration Statement, Prospectus and the Time of Sale Information fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The financial statements required by Rule 3-14 of Regulation S-X and related notes (the “Statement of Revenues and Certain Operating Expenses”) relating to a property acquired by the Transaction Entities (the “Acquired Property”) included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information present fairly in all material respects the revenues and certain operating expenses of such properties for the periods specified, have been prepared in conformity with generally accepted accounting principles as applied in the U.S. applied in a consistent basis throughout the periods involved and have been prepared in accordance with the applicable financial statement requirements of Rule 3-14; The pro forma financial statements and the related notes thereto included in the Registration Statement, the Time of Sale Information and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(g) No Material Adverse Effect. Subsequent to the respective dates as of which information is given or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, except in each case as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, (i) the Company, the Operating Partnership and the Subsidiaries (as defined below) have not incurred any liability or obligation, direct or contingent that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole, nor entered into any transaction that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole; (ii) the Company has not purchased any of its outstanding capital stock other than pursuant to its publicly announced stock repurchase plan, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, the Operating Partnership and the Subsidiaries and (iv) there has not been a Material Adverse Effect (as defined below). Subsequent to the respective dates as of which information is given or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, except as otherwise disclosed therein, or as has not had and is not reasonably likely to have a Material Adverse Effect, none of the Company, the Operating Partnership or any of the Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

(h) Organization and Good Standing of the Company. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own or lease, as the case may be, its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Information and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or in the earnings, business, properties, operations, or prospects of the Company, the Operating Partnership and the Subsidiaries taken as a whole (a “Material Adverse Effect”).

(i) Organization and Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in each of the Registration Statement, the Time of Sale Information and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(j) Subsidiaries. Each entity in which the Company or Operating Partnership holds a majority interest or has majority control, all of which are listed on Schedule 2 hereto along with the direct or indirect ownership interest of the Company (each, a “Subsidiary” and collectively the “Subsidiaries”) has been duly formed or incorporated, is validly existing as a limited liability company, limited partnership or corporation in good standing under the laws of the jurisdiction of its incorporation or formation, has full power and authority to own or lease, as the case may be, its property and to conduct its business as described in each of the Registration Statement, the Time of Sale Information and Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued shares of capital stock, units of membership interest or units of limited partnership interest of each Subsidiary of the Company or the Operating Partnership have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or the Operating Partnership (to the extent indicated on Schedule 2 hereto), as the case may be, free and clear of all liens, encumbrances, equities or claims. The Company and the Operating Partnership do not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 2 hereto.

(k) Capitalization of the Company. The Company has the capitalization as set forth in each of the Time of Sale Information and the Prospectus under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(l) Capitalization of the Operating Partnership. All of the issued and outstanding units of limited partnership interest in the Operating Partnership (the “Units”) have been duly authorized and validly issued, and have been offered and sold in compliance with all applicable laws (including without limitation federal or state securities laws). The Company is the direct or indirect owner of all of the Units.

(m) Due Authorization. The Company and the Operating Partnership have the corporate or partnership power and authority to execute and deliver this Agreement, the Securities (including the Guarantee set forth therein), the Indenture (including the Guarantee set forth therein) (collectively, the “Transaction Documents”); and to perform their obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by each of them of each of the Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

(n) The Indenture. The Indenture has been duly authorized by the Company and the Operating Partnership and upon effectiveness of the Registration Statement was or will have been duly qualified under the Trust Indenture Act. On the Closing Date, the Indenture will be duly executed and delivered by the Company and the Operating Partnership and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”).

(o) The Securities and the Guarantee. The Securities have been duly authorized by the Operating Partnership and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Operating Partnership enforceable against the Operating Partnership in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantee has been duly authorized by the Company and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(p) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(q) Accuracy of Descriptions. Each Transaction Document conforms in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(r) No Violation or Default. None of the Company, the Operating Partnership or any of the Subsidiaries is (i) in violation of its certificate of incorporation or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating Partnership, or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company, the Operating Partnership or the Subsidiaries, or any of their properties, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(s) No Conflicts. The execution and delivery by each of the Transaction Entities of, and the performance by each of the Transaction Entities of their obligations under, each of the Transaction

Documents to which each is a party, the issuance and sale of the Securities and the issuance of the Guarantee, and compliance by the Company and the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) result in the violation of any applicable law, statute, rule, or regulation or any judgment, order or decree of any regulatory body, governmental body, agency, court, or other authority having jurisdiction over the Transaction Entities or any of the Subsidiaries, or any of their properties, (ii) result in the violation any provision of the certificate of incorporation or by-laws of the Company or the certificate of limited partnership or agreement of limited partnership of the Operating Partnership or (iii) conflict with or constitute or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Operating Partnership or any of the Subsidiaries pursuant to any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Operating Partnership or any of the Subsidiaries is a party or by which the Company, the Operating Partnership or any of the Subsidiaries is bound or to which any of the property or assets of the Company, the Operating Partnership or any of the Subsidiaries is subject, except in the case of clause (i) or (iii) for such conflicts, breaches, violations, impositions or defaults which would not have a Material Adverse Effect.

(t) No Consents Required. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by either of the Transaction Entities of its respective obligations under each of the Transaction Documents to which it is a party, the issuance and sale of the Securities and the issuance of the Guarantee and compliance by each of the Transaction Entities with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications (A) as may be required under applicable state securities laws in connection with the purchase and resale of the Securities by the Underwriters and (B) as have been obtained prior to the date herewith.

(u) Legal Proceedings. There are no legal or governmental proceedings (“Actions”) pending or, to the knowledge of the Transaction Entities, threatened to which the Company, the Operating Partnership or any of the Subsidiaries is a party or to which any of the properties of the Company, the Operating Partnership or any of the Subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Information and Prospectus and proceedings that would not have a Material Adverse Effect, or would not adversely affect the power or ability of each of the Company and the Operating Partnership to perform its obligations under this Agreement or to consummate the transactions contemplated by the Time of Sale Information or (ii) that are required to be described in the Time of Sale Information or the Prospectus and are not so described; and there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus.

(v) Independent Accountants. Deloitte and Touche LLP, who have certified (a) certain financial statements and supporting schedules of the Company and its subsidiaries and (b) the Statement of Revenues and Certain Operating Expenses relating to the Acquired Property, (x) is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act and (y) are independent certified public accountants with respect to Statement of Revenues and Certain Operating Expenses of the Acquired Property under the AICPA’s Code of Professional Conduct and its interpretations and rulings.

(w) Real Property. (i) The Company, the Operating Partnership or the Subsidiaries have fee simple title (or in the case of ground leases, a valid leasehold interest) to all of the real properties described in the Time of Sale Information as owned or leased by them and the improvements (exclusive of improvements owned by tenants or by landlords, if applicable) located thereon (collectively, the “Properties”), in each case, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects, except such as are disclosed in the Time of Sale Information or as an exception to the title insurance reports furnished by the Company to counsel for the Underwriters or do not materially adversely affect the value of such Property and do not materially interfere with the use made and proposed to be made of such Property by the Company, the Operating Partnership or any of the Subsidiaries; (ii) except as otherwise set forth in or described in the Time of Sale Information, the mortgages and deeds of trust encumbering the Properties are not convertible into debt or equity securities of the Company, the Operating Partnership or any of the Subsidiaries and such mortgages and deeds of trust are not cross-defaulted with any loan not made to, or cross-collateralized to any property not owned directly or indirectly by, the Company, the Operating Partnership or any of the Subsidiaries; (iii) except as otherwise set forth in or described in the Time of Sale Information, none of the Company, the Operating Partnership or any of the Subsidiaries has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Properties or any part thereof which if consummated would reasonably be expected to have a Material Adverse Effect, and none of the Company, the Operating Partnership or any of the Subsidiaries knows of any such condemnation or zoning change which is threatened and, in each case, which if consummated would reasonably be expected to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; (iv) each of the Properties complies with all applicable codes, laws and regulations (including without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Time of Sale Information and except for such failures to comply that would not individually or in the aggregate reasonably be expected to materially affect the value of the Properties or interfere in any material respect with the use made and proposed to be made of the Properties by the Company, the Operating Partnership or any of the Subsidiaries; (v) the Company, the Operating Partnership or a Subsidiary has obtained title insurance on the fee interests in each of the Properties, in an amount that is commercially reasonable for each Property, but at least equal to the original purchase price of each such Property, and all such policies of insurance are in full force and effect; (vi) except as otherwise described in the Time of Sale Information, none of the Company, the Operating Partnership, any of the Subsidiaries or, to the best knowledge of the Transaction Entities, any tenant of any of the Properties is in default under (x) any space lease (as lessor or lessee, as the case may be) relating to any of the Properties, (y) any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against the Properties, or (z) any ground lease, sublease or operating sublease relating to any of the Properties, and neither the Company nor the Operating Partnership knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, except with respect to (x), (y) and (z) immediately above any such default that would not have a Material Adverse Effect; and (vii) except as otherwise described in the Time of Sale Information or would not, singly or in the aggregate, have a Material Adverse Effect, no tenant under any of the leases at the Properties has a right of first refusal to purchase the premises demised under such lease. The Company, the Operating Partnership and the Subsidiaries do not own or control, directly or indirectly any other fee interest in material real property, other than the real property described in the Time of Sale Information.

(x) Intellectual Property. The Company, the Operating Partnership, and the Subsidiaries own, possess, license or have other rights to use, use, or can acquire all patents, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their business as now conducted and can independently develop or acquire any additional Intellectual Property necessary for the conduct of their business as proposed in the Time of Sale Information to be conducted, except where the failure to own, possess, license or have other rights to use or acquire would not reasonably be expected, singly or in the aggregate, to result in a Material Adverse Effect. Except as set forth in the Time of Sale Information, (a) no party has been granted an exclusive license to use any portion of such Intellectual Property owned by the Company, the Operating Partnership, or the Subsidiaries; (b) to the knowledge of the Transaction Entities, there is no material infringement by third parties of any such Intellectual Property owned by the Company, the Operating Partnership, or the Subsidiaries; (c) there is no pending or, to the knowledge of the Transaction Entities, threatened action, suit, proceeding or claim by others challenging either of the Transaction Entities in or to any material Intellectual Property owned by the Company, the Operating Partnership, or the Subsidiaries, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) to the knowledge of the Transaction Entities, there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned by the Company, or the Subsidiaries, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (e) there is no pending or, to the knowledge of the Transaction Entities, threatened action, suit, proceeding or claim by others that the business of the Company, the Operating Partnership and the Subsidiaries, as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Transaction Entities are unaware of any other fact which would form a reasonable basis for any such claim.

(y) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company, the Operating Partnership or any of the Subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Operating

Partnership or any of the Subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement and the Prospectus and that is not so described in such documents and in the Time of Sale Information.

(z) Investment Company Act. Neither the Company nor the Operating Partnership is, or, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Information and the Prospectus under the caption “Use of Proceeds” will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(aa) Taxes. The Company, the Operating Partnership and the Subsidiaries have filed in a timely manner all federal, state, local and foreign tax returns required to be filed through the date hereof (or have properly requested and been granted extensions thereof, for which adequate reserves have been provided and reflected in the Prospectus), except for returns, reports, information returns and statements the failure to file which could not singly or in the aggregate reasonably be expected to have a Material Adverse Effect, and have paid all taxes related thereto, and, if due and payable, any related similar assessment, fine or penalty levied against any of them; and except as otherwise disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company, the Operating Partnership or any of the Subsidiaries or any of their respective properties or assets, which if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect.

(bb) Licenses and Permits. The Company, the Operating Partnership and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses in the manner described in the Time of Sale Information, except to the extent that such failure to so possess any of the foregoing would not, singly or in the aggregate, have a Material Adverse Effect, and none of the Company, the Operating Partnership or any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(cc) No Labor Disputes. Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, no material labor dispute with the employees of the Company, the Operating Partnership or any of the Subsidiaries exists, or, to the knowledge of the Transaction Entities, is imminent; and neither of the Transaction Entities is aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

(dd) Compliance With Environmental Laws. The Company, the Operating Partnership and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable

Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

(ee) Compliance with ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company, the Operating Partnership or any of their affiliates for employees or former employees of the Company, the Operating Partnership or any of their affiliates has been maintained in compliance in all material respects with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(ff) Disclosure Controls. Each of the Transaction Entities maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of its disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act.

(gg) Accounting Controls. Each of the Transaction Entities maintains (a) effective internal controls over financial reporting as defined in Rule 15d-15 under the Exchange Act and (b) a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the U.S. and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) interactive data in XBRL included or incorporated by reference in each of the Registration Statement and the Time of Sale Information and the Prospectus is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, since the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, there has been (i) no material weakness in the Transaction Entities’ internal control over financial reporting (whether or not remediated) and (ii) no change in the Transaction Entities’ internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of either of the Transaction Entities.

(hh) XBRL Data. The Registration Statement and the documents incorporated by reference therein include and incorporate by reference all XBRL Data required to be included therein; and the XBRL Data included or incorporated by reference in the Registration Statement or the documents incorporated by reference therein fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ii) Insurance. The Company, the Operating Partnership and the Subsidiaries maintain insurance with reputable insurers covering their respective properties, operations, personnel and businesses against such losses and risks as are customary for companies engaged in similar businesses and in such amounts as are commercially reasonable in the businesses in which they are engaged; none of the Company, the Operating Partnership or any of the Subsidiaries has been refused any insurance coverage sought or applied for; and none of the Company, the Operating Partnership or any of the Subsidiaries has any reason to believe that it will not be able to (i) renew its existing insurance coverage as and when such coverage expires or (ii) obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(jj) No Unlawful Payments. Neither the Company, the Operating Partnership or any of the Subsidiaries nor any director or officer of the Company, the Operating Partnership or any of the Subsidiaries nor, to the knowledge of the Transaction Entities, any agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. Neither the Company, the Operating Partnership or any of the Subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws. The Company, the Operating Partnership and the Subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and achieve compliance with all applicable anti-bribery and anti-corruption laws.

(kk) Compliance with Money Laundering Laws. The operations of the Company, the Operating Partnership and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company, the Operating Partnership or any of the Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency and applicable to the Company, the Operating Partnership and the Subsidiaries (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, Operating Partnership or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Transaction Entities, threatened.

(ll) No Conflicts with Sanctions Laws. Neither the Company, the Operating Partnership or any of the Subsidiaries, nor any director or officer of the Company, the Operating Partnership or any of the Subsidiaries nor, to the knowledge of the Transaction Entities, any agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Operating Partnership or any of the Subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government, (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, the Operating Partnership or any of the Subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria (each, a “Sanctioned Country”); and the Company, the Operating Partnership and the Subsidiaries will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the offering of the Securities hereunder, whether as agent, underwriter, advisor, investor or otherwise) of Sanctions.    For the past five years, the Company, the Operating Partnership and any Subsidiary has not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with (i) any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or (ii) any Sanctioned Country.

(mm) No Restrictions on Subsidiaries. Except as disclosed in the Time of Sale Information and Prospectus, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company, except for such transfers as may be prohibited under a mortgage encumbering such Subsidiary’s properties.

(nn) No Broker’s Fees. None of the Company, the Operating Partnership nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(oo) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities.

(pp) No Stabilization. Neither of the Transaction Entities has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(qq) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Operating Partnership as described in each of the Registration Statement, the Time of Sale Information and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(rr) Industry Statistical and Market Data. The statistical and market-related data included or incorporated by reference in each of the Registration Statement, Time of Sale Information and Prospectus are based on or derived from sources that the Transaction Entities believe to be reliable and accurate.

(ss) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(tt) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.

(uu) REIT Status. The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code for each taxable year commencing with its taxable year ending December 31, 1998, and its organization and method of operation (as described in each of the Registration Statement, the Time of Sale Information and the Prospectus) will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2021 and thereafter.

(vv) Cybersecurity; Data Protection. The information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) of the Company, the Operating Partnership and each of their Subsidiaries are reasonably believed by the Company and the Operating Partnership to be adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company, the Operating Partnership and each of the Subsidiaries as currently conducted, and, to the Company’s knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. Each of the Company, the Operating Partnership and their Subsidiaries has implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, and there have been no known material breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any known material incidents under internal review or investigations relating to the same.    The Company, the Operating Partnership and the Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, in each case, except for such failures as would not and is not reasonably likely to have a Material Adverse Effect.

4. Further Agreements of the Transaction Entities. The Transaction Entities jointly and severally covenant and agree with each Underwriter that:

(a) Required Filings. The Transaction Entities will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus (including the Pricing Term Sheet referred to in Annex C hereto) to the extent required by Rule 433 under the Securities Act; and the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the third business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(b) Delivery of Copies. The Transaction Entities will deliver, without charge, upon request, (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

(c) Amendments or Supplements; Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective the Transaction Entities will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d) Notice to the Representatives. During the Prospectus Delivery Period, the Transaction Entities will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Operating Partnership of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Operating Partnership will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

(e) Time of Sale Information. If at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Transaction Entities will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in any of the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that any of the Time of Sale Information will comply with law.

(f) Ongoing Compliance. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Transaction Entities will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Prospectus as so amended or supplemented including such documents to be incorporated by reference will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

(g) Blue Sky Compliance. The Transaction Entities will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities; provided that neither of the Transaction Entities shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(h) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i) Clear Market. During the period from the date hereof through and including the Closing Date after the date hereof, the Transaction Entities will not, without the prior written consent of the Representatives, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company or the Operating Partnership and having a tenor of more than one year.

(j) Use of Proceeds. The Transaction Entities will apply the net proceeds from the sale of the Securities as described in each of the Time of Sale Information and the Prospectus under the heading “Use of Proceeds”.

(k) DTC. The Transaction Entities will assist the Underwriters in arranging for the Securities to be eligible for clearance and settlement through DTC.

(l) No Stabilization. Neither of the Transaction Entities will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Tax Qualification. The Company will use its best efforts to meet the requirements to qualify, for the taxable year ending December 31, 2021, for taxation as a REIT under the Code.

5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed on Annex C or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Transaction Entities in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”). Notwithstanding the foregoing, the Underwriters may use the Pricing Term Sheet referred to in Annex C hereto without the consent of the Company.

(b) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Transaction Entities of their respective covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Transaction Entities contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company, the Operating Partnership and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

(c) No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by the Company, the Operating Partnership or any of their respective subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred stock issued or guaranteed by the Company, the Operating Partnership or any of their respective subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Effect. No event or condition of a type described in Section 3(g) hereof shall have occurred or shall exist, which event or condition is not described in each of the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date certificates of an executive officer of each of the Company and the Operating Partnership who has specific knowledge of the Company’s or the Operating Partnership’s financial matters, respectively, and is reasonably satisfactory to the Representatives (i) confirming that such officer has carefully reviewed the Time of Sale Information and the Prospectus and, to the best knowledge of such officer, the representations set forth in Sections 3(b) and 3(d) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company and the Operating Partnership, respectively, in this Agreement are true and correct and that the Company and the Operating Partnership, respectively, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date, Deloitte and Touche LLP shall have furnished to the Representatives, at the request of the Transaction Entities, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letters delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g) Chief Financial Officer’s Certificate. The Transaction Entities shall have furnished to the Representatives a certificate, dated the Closing Date and addressed to the Representatives, of its chief financial officer certifying certain financial data contained in the Registration Statement, the Time of Sale Information and the Prospectus in form and substance reasonably satisfactory to the Representatives.

(h) Opinions and 10b-5 Statement of Counsel for the Company and the Operating Partnership. (i) King & Spalding LLP, counsel for the Company and the Operating Partnership, shall have furnished to the Representatives, at the request of the Transaction Entities, its written opinion and 10b-5 statement, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A hereto, (ii) King & Spalding, tax counsel for the Company and the Operating Partnership, shall have furnished to the Representatives, at the request of the Transaction Entities, its opinion with respect to such tax matters, dated the Closing Date and addressed to the Underwriters, including, without limitation, the qualification of the Company as a real estate investment trust, the classification of the Operating Partnership as neither a corporation nor an association taxable as a corporation for U.S. federal income tax purposes and the discussion of tax matters in each of the Registration Statement, Time of Sale Information and the Prospectus as the Representatives may reasonably require and (iii) Venable LLP, Maryland counsel for the Company and the Operating Partnership, shall have furnished to the Representatives, at the request of the Transaction Entities, its written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex B hereto.

(i) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date an opinion and 10b-5 statement, addressed to the Underwriters, of Hogan Lovells US LLP, counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantee.

(k) Good Standing. The Representatives shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Company and the Operating Partnership in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(l) DTC. The Securities shall be eligible for clearance and settlement through DTC.

(m) Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, the Operating Partnership and the Trustee, and the Securities shall have been duly executed and delivered by a duly authorized officer of the Operating Partnership and duly authenticated by the Trustee.

(n) Additional Documents. On or prior to the Closing Date, each Transaction Entity shall have furnished to the Representatives such further customary certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters. The Transaction Entities jointly and severally agree to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Transaction Entities in writing by such Underwriter through the Representatives expressly for use therein.

(b) Indemnification of the Transaction Entities. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Transaction Entities and each of their respective directors and officers who signed the Registration Statement and each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Transaction Entities in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Prospectus and the Prospectus: first and second sentences of the third paragraph, the third sentence of the seventh paragraph and the eighth paragraph, in each case under the heading of “Underwriting”, in each of the Preliminary Prospectus and the Prospectus.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying

Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Company, the Operating Partnership, their respective directors and officers who signed the Registration Statement and any control persons of the Company and the Operating Partnership shall be designated in writing by the Transaction Entities. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Transaction Entities on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Transaction Entities on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership or the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Transaction Entities and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company and the Operating Partnership, if after the execution and delivery of this Agreement and on or prior to the Closing Date: (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

10. Defaulting Underwriter.

(a) If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Transaction Entities on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Transaction Entities shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Transaction Entities may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Transaction Entities or counsel for the Underwriters may be necessary in the Registration Statement, the Time of Sale Information and the Prospectus or in any other document or arrangement, and the Operating Partnership agrees to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Information and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Transaction Entities as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Operating Partnership shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Transaction Entities as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Operating Partnership shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Operating Partnership or the Company, except that the Operating Partnership and the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof, other than in the case of expenses of any defaulting Underwriter, and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Operating Partnership or any non-defaulting Underwriter for damages caused by its default.

11. Payment of Expenses.

(a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Transaction Entities jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Transaction Entities’ counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters not to exceed $10,000); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering of the Securities by, the Financial Industry Regulatory Authority, and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Transaction Entities in connection with any “road show” presentation to potential investors.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Operating Partnership for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement, the Transaction Entities jointly and severally agree to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12. Qualified Financial Contract. In the event that any party to this Agreement is not a company (i) that is incorporated or organized under the laws of the United States or any state thereof or (ii) with its principal place of business in the United States or any State thereof, then the following provisions shall be applicable to this Agreement and any transaction hereunder:

(a) In the event that such party that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such party that is a Covered Entity of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any interest and obligation in or under this Agreement, were governed by the laws of the United States or a state of the United States.

(b) In the event that such party that is a Covered Entity or a BHC Act Affiliate of the Manager, the Forward Purchaser or the Forward Seller that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Agreement that may be exercised against such party that is a Covered Entity are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime.

For purposes of this Section 12, the following terms shall have the following meaning:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k) or 1813(w), as applicable.

“Covered Entity” means: (i) a subsidiary of a bank holding company that is identified as a global systemically important BHC pursuant to 12 C.F.R. § 217.402; or (ii) a U.S. subsidiary, U.S. branch or U.S. agency of a top-tier foreign banking organization that is identified as a global systemically important foreign banking organization pursuant to 12 C.F.R. § 252.153(b)(4).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Transaction Entities and the Underwriters contained in this Agreement or made by or on behalf of the Transaction Entities or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Transaction Entities or the Underwriters.

15. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

16. Miscellaneous.

(a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. or Wells Fargo Securities, LLC on behalf of the Underwriters, and any such action taken by U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC, Truist Securities, Inc. or Wells Fargo Securities, LLC shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives at U.S. Bancorp Investments, Inc., 214 N. Tryon Street, 26th Floor, Charlotte, NC 28202 (fax: 704-335-2393), Attention: Credit Fixed Income; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179 (fax: 212-834-6081), Attention: Investment Grade Syndicate Desk; Truist Securities, Inc., 3333 Peachtree Road, NE, 11th Floor, Atlanta, Georgia 30326 (fax: 404-926-5027), Attention: Investment Grade Capital Markets; and Wells Fargo Securities, LLC, 550 S. Tryon Street, 5th Floor, Charlotte, NC 28202, Attention: Transaction Management, Email: tmgcapitalmarkets@wellsfargo.com. Notices to the Transaction Entities shall be given to them at Piedmont Office Realty Trust, Inc., 5565 Glenridge Connector, Ste. 450, Atlanta, Georgia 30342, Attention: C. Brent Smith, with a copy to King & Spalding LLP, 1180 Peachtree Street, NE, Atlanta, Georgia 30309, Attention: Keith Townsend and Elizabeth Morgan.

(c) Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to the conduct of the transactions contemplated hereunder by electronic means.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

PIEDMONT OPERATING PARTNERSHIP, LP

By:	Piedmont Office Realty Trust, Inc., its general partner

	By	/s/ Robert E. Bowers
		Title:	Chief Financial Officer and Executive Vice President

PIEDMONT OFFICE REALTY TRUST, INC.,

	By	/s/ Robert E. Bowers
		Title:	Chief Financial Officer and Executive Vice President

Accepted: as of the date first written above

U.S. BANCORP INVESTMENTS, INC.

For itself and on behalf of the several

Underwriters listed in Schedule 1 hereto.

By	/s/ Charles P. Carpenter
Title: Senior Vice President

J.P. MORGAN SECURITIES LLC

For itself and on behalf of the several

Underwriters listed in Schedule 1 hereto.

By	/s/ Som Bhattacharyya
Title: Executive Director

TRUIST SECURITIES, INC.

For itself and on behalf of the several

Underwriters listed in Schedule 1 hereto.

By	/s/ Rob Nordlinger
Title: Director

WELLS FARGO SECURITIES, LLC

For itself and on behalf of the several

Underwriters listed in Schedule 1 hereto.

By	/s/ Carolyn Hurley
Title: Managing Director

Schedule 1

Underwriter	Principal Amount
U.S. Bancorp Investments, Inc.	$60,000,000
J.P. Morgan Securities LLC	$55,500,000
Truist Securities, Inc.	$45,000,000
Wells Fargo Securities, LLC	$45,000,000
BofA Securities, Inc.	$18,000,000
BMO Capital Markets Corp.	$18,000,000
Morgan Stanley & Co. LLC	$18,000,000
PNC Capital Markets LLC	$18,000,000
Samuel A. Ramirez & Company, Inc.	$7,500,000
Scotia Capital (USA) Inc.	$7,500,000
TD Securities (USA) LLC	$7,500,000

Total	$300,000,000

Schedule 2

Subsidiaries of Piedmont Office Realty Trust, Inc. and Piedmont Operating Partnership, LP

Subsidiary	State of Organization	Company Percentage Ownership
Piedmont Operating Partnership, LP	Delaware	100.0%
Piedmont Washington Properties, Inc.	Maryland	100.0%
Piedmont Office Holdings, Inc.	Georgia	100.0%
Piedmont Office Holdings II, Inc.	Georgia	100.0%
Piedmont Office Management, LLC	Georgia	100.0%
Piedmont Government Services, LLC	Georgia	100.0%
Piedmont Leasing, LLC	Delaware	100.0%
Piedmont-Las Colinas Springing Member, LLC	Delaware	100.0%
Piedmont-Independence Square, LLC	Delaware	100.0%
Piedmont-3100 Clarendon LLC	Delaware	100.0%
Piedmont-One Brattle Square I, LLC	Delaware	100.0%
Piedmont-One Brattle Square II, LLC	Delaware	100.0%
4250 North Fairfax Property LLC	Delaware	100.0%
4250 N. Fairfax Owner, LLC	Delaware	100.0%
400 Virginia Avenue LLC	Delaware	100.0%
1201 Eye Street, N.W. Associates LLC	Delaware	98.6%
1215 ESDI, LLC	Delaware	100.0%
1225 Equity LLC	Delaware	100.0%
1225 Eye Street, N.W. Associates LLC	Delaware	98.1%
1201 Equity LLC	Delaware	100.0%

Schedule 2–Page 1

TTF Lending LLC	Delaware	100.0%
TZO Lending LLC	Delaware	100.0%
Piedmont-Two Pierce Place, LLC	Delaware	100.0%
Piedmont-Las Colinas Corporate Center I, LP	Delaware	100.0%
Piedmont-Las Colinas Corporate Center I, GP, LLC	Delaware	100.0%
Piedmont-Las Colinas Corporate Center II, LP	Delaware	100.0%
Piedmont-Las Colinas Corporate Center II, GP, LLC	Delaware	100.0%
Piedmont 60 Broad Street, LLC	Delaware	100.0%
Piedmont-800 Nicollet Avenue, LLC	Delaware	100.0%
Piedmont-800 Nicollet Avenue Owner, LLC	Delaware	100.0%
Piedmont-800 Nicollet Avenue Springing Member, LLC	Delaware	100.0%
Piedmont-1430 Enclave Parkway, L.P.	Delaware	100.0%
Piedmont-1430 Enclave Parkway, GP, LLC	Delaware	100.0%
Enclave Place GP, LLC	Delaware	100.0%
Enclave Place, LP	Delaware	100.0%
Meridian Crossings, LLC	Delaware	100.0%
Medici Atlanta, LLC	Delaware	100.0%
Presidential Way Woburn, LLC	Delaware	100.0%
400 TownPark, LLC	Delaware	100.0%
Gavitello Atlanta, LLC	Delaware	100.0%
Glenridge Highlands III, LLC	Delaware	100.0%
Piedmont - 901 N. Glebe, LLC	Delaware	100.0%
Piedmont 5 & 15 Wayside, LLC	Delaware	100.0%
Piedmont Royal Lane, LP	Delaware	100.0%
Piedmont Royal Lane GP, LLC	Delaware	100.0%

Schedule 2–Page 2

Piedmont 6565 MacArthur Boulevard, LP	Delaware	100.0%
Piedmont 6565 MacArthur Boulevard GP, LLC	Delaware	100.0%
Piedmont One Lincoln Park, LP	Delaware	100.0%
Piedmont One Lincoln Park GP, LLC	Delaware	100.0%
Piedmont 161 Corporate Center, LP	Delaware	100.0%
Piedmont 161 Corporate Center GP, LLC	Delaware	100.0%
Piedmont 5 Wall Street Burlington, LLC	Delaware	100.0%
Piedmont 1155 PCW, LLC	Delaware	100.0%
Piedmont - Two Pierce Place Land, LLC	Delaware	100.0%
Piedmont TownPark Land, LLC	Delaware	100.0%
Piedmont Park Place, LP	Delaware	100.0%
Piedmont Park Place GP, LLC	Delaware	100.0%
Piedmont HBC, LLC	Delaware	100.0%
Piedmont 500 TownPark, LLC	Delaware	100.0%
Piedmont 80 Central, LLC	Delaware	100.0%
Piedmont 300 Galleria, LLC	Delaware	100.0%
Piedmont 200 & 250 South Orange Avenue, LLC	Delaware	100.0%
Piedmont Glenridge Highlands One, LLC	Delaware	100.0%
Piedmont Lending II, LLC	Delaware	100.0%
Piedmont Towers Orlando Member, LLC	Delaware	100.0%
Piedmont-CNL Towers Orlando, LLC	Delaware	99.0%
Piedmont-CNL Towers Orlando Owner, LLC	Delaware	99.0%
Piedmont One Wayside, LLC	Delaware	100.0%
Piedmont 200 Galleria, LLC	Delaware	100.0%
Piedmont 200 Galleria Owner, LLC	Delaware	100.0%

Schedule 2–Page 3

Piedmont 750 W John Carpenter, LLC	Delaware	100.0%
Piedmont Norman Pointe I, LLC	Delaware	100.0%
Piedmont 501 W Church Street, LLC	Delaware	100.0%
Piedmont 9320 Excelsior, LLC	Delaware	100.0%
Piedmont 25 Mall Road, LLC	Delaware	100.0%
Piedmont 100 Galleria, LLC	Delaware	100.0%
Piedmont 400 Galleria, LLC	Delaware	100.0%
Piedmont 500 Galleria Land, LLC	Delaware	100.0%
Piedmont 500 Galleria Roundabout, LLC	Delaware	100.0%
Piedmont 600 Galleria, LLC	Delaware	100.0%
Piedmont Dallas Galleria, LLC	Delaware	100.0%
Piedmont Dallas Galleria II, LLC	Delaware	100.0%
Piedmont SOAB Building, LLC	Delaware	100.0%

Schedule 2–Page 4

ANNEX A

Form of Opinion of Counsel for the Operating Partnership and the Company

(1) The Registration Statement is effective under the Securities Act and, to our knowledge based solely upon confirming information posted at http://www.sec.gov/litigation/stoporders.shtml, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or in connection with the offering is pending or threatened by the Commission; the Prospectus was timely filed in the manner required by Rule 424 of the Securities Act; and the Indenture has been duly qualified under the Trust Indenture Act.

(2) At the time the Registration Statement became effective and at the date of the Preliminary Prospectus, the Registration Statement, each Issuer Free Writing Prospectus included in the Time of Sale Information and the Prospectus (other than the financial statements and related schedules therein and the Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act.

(3) The Company is duly qualified to transact business and is in good standing in each jurisdiction indicated on Exhibit A.

(4) The Operating Partnership is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with the full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Time of Sale Information and is duly qualified to transact business and is in good standing in each jurisdiction indicated on Exhibit B.

(5) Each Subsidiary listed on Exhibit C (each “Material Subsidiary”) is validly existing as a corporation, limited liability company or limited partnership, as applicable, in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, has the requisite corporate, limited partnership, or limited liability company, as applicable, power and authority to own or lease, as the case may be, its property and to conduct its business as described in the Time of Sale Information and is duly qualified to transact business and is in good standing in each jurisdiction indicated on Exhibit C.

(6) All of the issued and outstanding units of limited partnership interest in the Operating Partnership have been duly authorized by all necessary limited partnership action on the part of the Operating Partnership, are validly issued, have been offered and sold in compliance with all federal securities laws, are owned directly or indirectly by the Company and such outstanding units were not issued in violation of any preemptive right or similar right arising under the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) or the certificate of limited partnership or the agreement of limited partnership of the Operating Partnership.

(7) All of the issued shares of capital stock or limited liability company interests of each Material Subsidiary have been duly and validly authorized and issued and are fully paid and non-

Annex A–Page 1

assessable, and, based solely on a review of the stock records of such Material Subsidiaries, except as otherwise described in each of the Time of Sale Information and the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

(8) The Operating Partnership has the requisite limited partnership power and authority to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder, and all limited partnership action required to be taken for the due and proper authorization, execution and delivery by it of the Transaction Documents and the consummation by it of the transactions contemplated thereby has been duly and validly taken.

(9) The Indenture has been duly authorized, executed and delivered by the Operating Partnership and constitutes a valid and legally binding agreement of the Company and the Operating Partnership enforceable against the Company and the Operating Partnership in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting the rights and remedies of creditors generally and the effects of general principles of equity; and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(10) The Securities have been duly authorized, executed and delivered by the Operating Partnership and, when duly authenticated as provided in the Indenture and paid for as provided in the Underwriting Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Operating Partnership enforceable against the Operating Partnership in accordance with their terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting the rights and remedies of creditors generally and the effects of general principles of equity, and will be entitled to the benefits of the Indenture; and, when the Securities have been duly authenticated as provided in the Indenture and paid for as provided in the Agreement, the Guarantee will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws affecting the rights and remedies of creditors generally and the effects of general principles of equity, and will be entitled to the benefits of the Indenture.

(11) The Underwriting Agreement has been duly authorized, executed and delivered by the Operating Partnership.

(12) The statements set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the captions “Description of Debt Securities” and “Description of Notes,” insofar as these statements purport to describe the provisions of the documents referred to therein, constitute an accurate summary of the matters set forth therein in all material respects.

(13) The statements set forth in the Time of Sale Information and the Prospectus under the caption “Underwriting,” insofar as these statements purport to describe the provisions of the Underwriting Agreement, constitute an accurate summary of the matters set forth therein in all material respects.

Annex A–Page 2

(14) The execution, delivery and performance by each of the Operating Partnership and, solely with respect to clause (iii) below, the Company, of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities by the Operating Partnership and compliance by the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) result in the violation of the DRULPA, federal law or the laws of the State of New York, (ii) contravene any provision of the certificate of limited partnership or agreement of limited partnership of the Operating Partnership, (iii) to our knowledge, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement to which the Operating Partnership or the Company is a party that is filed or incorporated by reference as a material contract or plan of acquisition, reorganization, arrangement, liquidation or succession to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 or as an exhibit to any subsequent filing with the Commission (other than any such breach or violation under any financial covenants, ratios or tests, as to which we do not express an opinion), or (iv) to our knowledge, violate any judgment, order or decree of any Delaware, New York or federal governmental body, agency or court having jurisdiction over the Operating Partnership or any of the Subsidiaries.

(15) No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Operating Partnership of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities and compliance by the Operating Partnership with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, orders and registrations or qualifications as (A) may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters and (B) have been obtained as of the date hereof.

(16) To the knowledge of such counsel, there are no legal or governmental proceedings pending or threatened in writing to which the Company, the Operating Partnership or any of the Material Subsidiaries is a party or to which any property, right or asset of the Company, the Operating Partnership or any of the Material Subsidiaries is the subject that are required to be described in the Time of Sale Information and the Prospectus and that are not so described.

(17) The statements set forth in the Time of Sale Information and the Prospectus under the captions “Additional U.S. Federal Income Tax Considerations” and “Material U.S. Federal Income Tax Considerations”, insofar as they purport to constitute summaries of matters of U.S. federal income tax law, regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters set forth therein in all material respects;

(18) The documents incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

Annex A–Page 3

(19) Neither the Company nor the Operating Partnership is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Information and the Prospectus none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

Such counsel shall also state that they have participated in conferences with representatives of the Operating Partnership and with representatives of its independent registered public accountants and representatives of the Underwriters and their counsel, during which the contents of the Registration Statement, the Time of Sale Information and the Prospectus and any amendment and supplement thereto and related matters were discussed and reviewed. Although such counsel will not pass upon and will not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or the Prospectus (except as expressly provided in paragraphs (12), (13) and (17) above), on the basis of the performance of the services referred to above, nothing has come to such counsel’s attention that causes such counsel to believe that the Registration Statement, at the time of its effectiveness (including the information, if any, deemed pursuant to Rule 430A, 430B or 430C to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Information at the Time of Sale, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus or any amendment or supplement thereto, as of its date and the Closing Date, contained or contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need not express a belief with respect to the financial statements and notes thereto, the financial statement schedules and notes thereto and the other financial data included or incorporated by reference therein or omitted therefrom, or, with respect to the Statement of Eligibility on Form T-1 filed as an exhibit to the Registration Statement).

Annex A–Page 4

Exhibit A to Annex A

Florida

Georgia

Illinois

Maryland

Massachusetts

New Jersey

Texas

Virginia

Exhibit B to Annex A

Delaware

Florida

Georgia

Illinois

Massachusetts

Minnesota

New Jersey

Texas

Virginia

Exhibit C to Annex A

Piedmont Office Management, LLC	Georgia

Florida

Illinois

Massachusetts

Minnesota

New Jersey

Texas

Piedmont Government Services, LLC	Georgia

D.C.

Virginia

Piedmont Office Holdings, Inc.	Georgia

New Jersey

Piedmont Office Holdings II, Inc.	Georgia

New Jersey

Piedmont Washington Properties, Inc.	D.C.

Maryland

Piedmont 60 Broad Street, LLC	Delaware

New York

ANNEX B

Form of Opinion of Special Maryland Counsel for the Company and the Operating Partnership

(1) The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT and has the corporate power to own or lease, as the case may be, its property and to conduct its business as described under “Summary” in each of the Time of Sale Information and the Prospectus and under Items 1 and 2 of the Company’s Annual Report on Form 10-K for the year 2020 incorporated by reference into each of the Registration Statement, the Time of Sale Information and the Prospectus.

(2) The Company has the capitalization as set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization.” All of the outstanding shares of common stock of the Company as of December 31, 2020 have been duly authorized for issuance by all necessary corporate action on the part of the Company and, assuming the receipt of consideration therefor as provided in resolutions of the Board of Directors of the Company authorizing the issuance thereof and delivery of such shares, have been validly issued and are fully paid and nonassessable.

(3) The Company has corporate power to execute and deliver each of the Transaction Documents and to perform its obligations thereunder. The execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company.

(4) The Indenture has been duly executed and, so far as is known to such counsel, delivered by the Company.

(5) The Underwriting Agreement has been duly executed and, so far as is known to such counsel, delivered by the Company.

(6) The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance by the Company of the Guarantee, the compliance by the Company with the terms of each of the Transaction Documents and the consummation by the Company of the transactions contemplated by each of the Transaction Documents do not conflict with or violate (a) the Maryland General Corporation Law (the “MGCL”), (b) the Charter or Bylaws or (c) so far as is known to us, any judgment, order or decree of any Maryland governmental body, agency or court having jurisdiction over the Company. No consent, approval, authorization or order of, or registration or qualification with, any Maryland governmental body or agency or pursuant to the MGCL is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance by the Company of the Guarantee, the compliance by the Company with the terms of each of the Transaction Documents and the consummation by the Company of the transactions contemplated by each of the Transaction Documents, except for such consents, approvals, authorizations, orders, registrations or qualifications as (i) may be required under applicable Maryland securities laws in connection with the purchase and distribution of the Securities by the Underwriters or (ii) have been obtained as of the date hereof.

Annex B–Page 1

As to certain matters of fact in rending such opinion, such counsel may rely to the extent such counsel deems appropriate, without independent verification, upon (i) certificates of officers of the Company and the Operating Partnership and (ii) the representations and warranties of the Company, the Operating Partnership and the Underwriters contained in the Underwriting Agreement. Such counsel may also assume the genuineness of all signatures on the Underwriting Agreement and the Indenture.

Such opinion shall be limited in all respects to the laws of the State of Maryland, and no opinion shall be expressed with respect to the laws of any other jurisdiction or any effect that such laws may have on the opinions expressed herein.

The opinion of counsel described above shall be rendered to the Underwriters at the request of the Company and the Operating Partnership and shall so state therein.

Annex B–Page 2

ANNEX C

Time of Sale Information

•	Pricing Term Sheet, dated September 13, 2021, substantially in the form of Annex D.

ANNEX D

Filed Pursuant to Rule 433

Registration Statement No. 333- 233068 and 333- 233068-01

Pricing Term Sheet

PIEDMONT OPERATING PARTNERSHIP, LP, AS ISSUER

PIEDMONT OFFICE REALTY TRUST, INC., AS GUARANTOR

Pricing Term Sheet

$300,000,000 2.750% Senior Notes due April 1, 2032

Issuer:	Piedmont Operating Partnership, LP

Guarantor:	Piedmont Office Realty Trust, Inc.

Security Type	Senior Unsecured Notes

Principal Amount:	$300,000,000

Maturity:	April 1, 2032

Coupon:	2.750%

Public Offering Price:	99.510% of the principal amount

Yield to Maturity:	2.804%

Spread to Benchmark Treasury:	T+148 bps

Benchmark Treasury:	1.250% due August 15, 2031

Benchmark Treasury Price and Yield:	99-10 / 1.324%

Expected Ratings (Moody’s/S&P)*:	Baa2 / BBB

Interest Payment Dates:	April 1 and October 1 commencing April 1, 2022

Annex D–Page 1

Optional redemption:

Make-Whole Call:	Prior to January 1, 2032, based on the Treasury Rate (as defined in the preliminary prospectus supplement) plus 25 basis points

Par Call:	On or after January 1, 2032 (three months prior to the maturity date)

Trade date:	September 13, 2021

Settlement:	We expect that delivery of the Notes will be made to investors on or about September 20, 2021, which will be the fifth business day following the date hereof (such settlement being referred to as “T+5”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, trades in the secondary market are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the second business day preceding the closing date of this offering will be required, by virtue of the fact that the Notes initially settle in T+5, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to the second business day preceding the closing date of this offering should consult their advisors.

CUSIP:	720198AF7

ISIN:	US720198AF73

Denominations/Multiple:	$2,000 and integral multiples of $1,000 in excess thereof.

Joint Book-Running Managers:	U.S. Bancorp Investments, Inc. J.P. Morgan Securities LLC Truist Securities, Inc.

Annex D–Page 2

Wells Fargo Securities, LLC BofA Securities, Inc. BMO Capital Markets Corp. Morgan Stanley & Co. LLC PNC Capital Markets LLC

Co-Managers:	Samuel A. Ramirez & Company, Inc. Scotia Capital (USA) Inc. TD Securities (USA) LLC

*	A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling U.S. Bancorp Investments, Inc. toll-free at 1-877-558-2607, calling J.P. Morgan Securities LLC collect at 1-212-834-4533, calling Truist Securities, Inc. at (800) 685-4786, or calling Wells Fargo Securities, LLC, toll-free at 1-800-645-3751.

Annex D–Page 3